UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

Shenandoah Telecommunications Company

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

SHENTEL®
Always connected to you

SHENANDOAH TELECOMMUNICATIONS COMPANY
500 SHENTEL WAY
P.O. BOX 459
EDINBURG, VA 22824-0459

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V64282-Z89640

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

SHENANDOAH TELECOMMUNICATIONS COMPANY

The Board of Directors recommends you vote FOR each director (please mark your vote for each director separately)

1. To consider and vote upon a proposal to elect the following directors of the Company to the Board of Directors of the Company;

Class 3 directors for a term expiring at the annual meeting of shareholders in 2028;

Nominees:		For	Against	Abstain
1a.	Victor C. Barnes	☐	☐	☐
1b.	James F. DiMola	☐	☐	☐
1c.	Christopher E. French	☐	☐	☐

Class 1 director for a term expiring at the annual meeting of shareholders in 2026;

Nominee:		For	Against	Abstain
1d.	Matthew S. DeNichilo	☐	☐	☐

Class 2 director for a term expiring at the annual meeting of shareholders in 2027;

Nominee:		For	Against	Abstain
1e.	Michael A. Rhymes	☐	☐	☐

The Board of Directors recommends you vote FOR Proposals 2 and 3	For	Against	Abstain
2. To ratify the Audit Committee's selection of RSM US LLP as the Company's independent registered public accounting firm for 2025; and	☐	☐	☐
3. To consider and approve, in a non-binding vote, the Company's named executive officer compensation.	☐	☐	☐

Note: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

V64283 - Z89640 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The NOTICE AND PROXY STATEMENT AND FORM 10 - K are available at www.proxyvote.com. SHENANDOAH TELECOMMUNICATIONS COMPANY Annual Meeting of Shareholders April 22, 2025 11:00 AM This proxy is solicited by the Board of Directors The shareholder(s) hereby appoint(s) Tracy Fitzsimmons, John W . Flora and Thomas A . Beckett, or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of SHENANDOAH TELECOMMUNICATIONS COMPANY that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 11 : 00 AM, ET on April 22 , 2025 , at the Shenandoah Telecommunications Auditorium, 500 Shentel Way, Edinburg, VA 22824 , and any adjournment or postponement thereof . This proxy, when properly executed, will be voted in the manner directed herein . If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations . Continued and to be signed on reverse side

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V64289 - Z89640 SHENANDOAH TELECOMMUNICATIONS COMPANY 2025 Annual Meeting Vote by April 21, 2025 11:59 PM ET SHENANDOAH TELECOMMUNICATIONS COMPANY 500 SHENTEL WAY P.O. BOX 459 EDINBURG, VA 22824 - 0459 You invested in SHENANDOAH TELECOMMUNICATIONS COMPANY and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on April 22, 2025. Get informed before you vote View the NOTICE AND PROXY STATEMENT AND FORM 10 - K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 8, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1 - 800 - 579 - 1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* April 22, 2025 11:00 AM ET Shenandoah Telecommunications Company Auditorium 500 Shentel Way Edinburg, VA 22824

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V64290 - Z89640 For 1. To consider and vote upon a proposal to elect the following directors of the Company to the Board of Directors of the Company; Class 3 directors for a term expiring at the annual meeting of shareholders in 2028; Nominees: 1a. Victor C. Barnes For 1b. James F. DiMola For 1c. Christopher E. French For Class 1 director for a term expiring at the annual meeting of shareholders in 2026; Nominee: 1d. Matthew S. DeNichilo For Class 2 director for a term expiring at the annual meeting of shareholders in 2027; Nominee: 1e. Michael A. Rhymes For 2. To ratify the Audit Committee’s selection of RSM US LLP as the Company’s independent registered public accounting firm for 2025; and For 3. To consider and approve, in a non - binding vote, the Company’s named executive officer compensation. NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. Voting Items Board Recommends